EXHIBIT 99.1
UIL Holdings Corporation
July 2007
James Torgerson - President and Chief Executive Officer

For more information, contact:

Susan Allen - V.P. IR, 203.499.2409, Susan.Allen@uinet.com

Michelle Hanson - Mgr. IR, 203.499.2481, Michelle.Hanson@uinet.com

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future.
Such forward-looking statements are based on the Corporation’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries. The foregoing and other factors are discussed and should be reviewed in the Corporation’s most recent Annual Report on Form
10-K and other subsequent periodic filings with the Securities and Exchange Commission.
Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Safe Harbor Provision

Ш

Corporate Overview
Ш

Capital Expenditure Plan
Ш

Financial Plan and Earnings Guidance
Ш

Investment Considerations
Today’s Topics

UIL Holdings Corporation
United Illuminating
Cross-Sound Cable
Sold
Bridgeport Energy
Sold
Xcelecom
Sold
Retail Distribution
Wholesale Transmission
Operations
CTA
Electrical Contracting
Systems Integration

UIL

High Quality, High Yielding Utility
UIL Holdings Structure

Recent Developments
Strategic Realignment Announced in April 2006
~ Focus on the Regulated Utility ~
Ш

Non-utility divestitures - total 2006 proceeds $143 million
❑

Bridgeport Energy - proceeds of $71 million
❑

Cross-Sound Cable - proceeds of $53 million
❑

Xcelecom - proceeds of $19 million (excluding tax benefit)
Ш

Tax benefit of $38 million from taxes paid on prior capital gains
❑

Cash realized in 2006, $12 million
❑

Remaining $26 million to be realized in late 2007, early 2008

Hamden
Ansonia
Derby
Woodbridge
North Haven
Shelton
Easton
Trumbull
New Haven
North Branford
Orange
East Haven
Milford
West Haven
Fairfield
Bridgeport
Stratford

Ш

335 square miles in southwestern Connecticut
Ш

320,000 customers
Ш

% of revenue for 2006 by customer class:  46%
      residential, 41% commercial, 11% industrial and 2%
      other
Service Territory

Ш

Distribution rate case decision in 2006
❑

Allows for an increase in rates annual on each January 1st to 1/1/09
❑

Allowed ROE 9.75%, achieved 9.88% after sharing in 2006
❑

Capital structure - 48% equity, 52% debt
❑

Sales forecast 1% growth per year
❑

50/50 sharing on earnings in excess of allowed ROE
Ш

Transmission - overseen by FERC
❑

Approved Middletown/Norwalk transmission project to be complete in 2009
•

$240-$270 million commitment
❑

FERC incentives for M/N project - pending requests for rehearing
•

Increase of CWIP in rate base to 100%
•

Additional ROE incentive - 50 basis points for advanced transmission technologies (estimated at approximately 50% of project costs)
❑

Retail Transmission tracker
•

Tracks FERC-approved Transmission revenue requirements
•

Rates are looking forward
•

Adjusted every six months
Ш

10-year Distribution and Transmission capital expenditure plan
Ш

Financial flexibility - total 2006 proceeds from non-utility divestitures, $143 million
Ш

Labor stability - collective bargaining agreement through 2011
Highlights

Ш

Corporate Overview
Ш

Capital Expenditure Plan
Ш

Financial Plan and Earnings Guidance
Ш

Investment Considerations
Today’s Topics

Overview
Ш

Transmission Business Unit (TBU) formed in 2006
❑

Manage Middletown/Norwalk transmission project
❑

Explore future transmission opportunities
❑

Pursue FERC incentives
❑

Seek to influence ISO-NE planning process
❑

Develop additional transmission infrastructure projects
Ш

Early 2007, TBU worked with Black & Veatch, LLP on long-term capital expenditure plan
❑

Long-term Distribution & Transmission planning complete, 2007-2016
•

Reliability-driven projects

23% Distribution Capacity
Reliability Projects in 3 Categories:
43% Aging Infrastructure
34% Standards Compliance
Exhausted Distribution solutions
❑

Distribution load transfers
❑

Existing substation expansion
Majority of assets exceeding useful lives
❑

Substations rebuilds
❑

Line/Cable replacements
❑

Component replacement program
North American Electric Reliability Council Standards
Transmission Planning

Peak Load Forecast: UI Substation Load in 2012 vs. 2006 Rating

- 90/10 Weather
- All Identified Loads
- w/o add'l C&LM

Loads Before Identification of "Distribution Solutions"

Mix
Avo
PDS
North Haven A&B
June Street
Ansonia A&B
Sackett
Indian Well
Broadway
Quinnipiac
Water Street
'06 Rating: 82.6 MVA
2012 Load: 68.8 MVA
Mill River I II
'06 Rating: 50.4 MVA 50.4 MVA
2012 Load: 55.0 MVA 48.5 MVA
Elmwest
'06 Rating: 96.0 MVA
Trap Falls
East Shore
Trumbull
'06 Rating: 58.8 MVA
2012 Load 6.4 MVA
Old Town A&B
Allings Crossing
Barnum
2012 Load: 81.3 MVA
Hawthorne
'06 Rating: 96.0 MVA
2012 Load: 81.0 MVA
Woodmont
Congress I II
'06 Rating: 96.0 MVA 96.0 MVA
2012 Load: 93.6 MVA 42.1 MVA
Milvon A&B
'06 Rating: 55.3 MVA
2012 Load: 78.8 MVA
Ash Creek
Baird A&B
2012 Load: 56.3 MVA
Pequonnock
'06 Rating: 96.0 MVA
2012 Load: 35.1 MVA
Substation % of Rated Capacity in 2012
0 - 85 %
85 - 95%
95 – 100 %
100 % +

UIL

2012
Distribution Capacity
Impact of Load Growth

No. of Substations
0
1
2
3
4
5
6
5
10
15
20
25
30
35
40
45
50
55
Age, Years

Overview of an Aging System:
Ш

Majority of current assets installed in the 1960’s and
      1970’s
Ш

Common useful lives: 35 to 50+ years
❑

At end of life, risk of failure increases
❑

Reliability diminishes
Under 30 years  19%
Over 30 years   81%
For Example:  Substations
Aging Infrastructure

Ш

North American Electric Reliability Council/Northeast Power Coordinating
     Council/ISO-NE Reliability Standards:
❑

Thermal
•

Standards intended to ensure that equipment and components remain within acceptable operating limits
❑

Voltage
•

Standards intended to keep system voltage within acceptable limits
❑

Short Circuit
•

Standards designed to prevent equipment from failing
❑

Bulk Power System Protection Criteria
Ш

Prioritization Criteria:
❑

Likely time-frame for development of condition creating violation
❑

The identified early-phase projects address concerns in all four areas above
Standards Compliance

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Millions
CAGR 27%
2006
2007
2008
2009
2010
2011
2012
Year

$866 million in projects (2007-2016)
Ш

Long-term Transmission planning complete
Ш

Reliability-driven projects
❑

3 Clear Categories: Distribution Capacity, Aging Infrastructure, Standards Compliance
Ш

Substantially under UI Control / UI Territory
Ш

Demonstrated performance on Middletown/Norwalk transmission project
Ш

27% CAGR in Transmission average rate base through 2012
Transmission Plan

Location of the Need
UI Territory
State-wide
Region-wide
Low
Med
High

Availability of
Substitute Solutions
   e.g. Generation
         solutions
        UI Territory                       State-wide    Region-wide
                        Location of the Solution
M-N
$240-$270M
Local
Projects
$420M
Transmission Investment Opportunities

11%
21%
17%
25%
26%
Capacity
Aging
Standards Compliance
M/N
Other

TRAP FALLS
TRUMBULL JCT
TRUMBULL
HAWTHORNE

?
Sampling of Some of the Major Projects:
■

Capacity: Trumbull, Shelton, Fairfield, Orange, Hamden, North Branford
                     Substations
■

Aging : Grand, Baird, Sackett Substation Rebuilds
■

Standards Compliance: Naugatuck Valley, Pequonnock Fault Duty,
                                        Underground transmission
■

Other : e.g. customer driven needs, regional solutions, etc.
$866 million in projects (2007-2016)
UI Transmission Project Locations

Top 7 (Immediate) Major Projects
Ш

Middletown to Norwalk
❑

Approximate total T-CapEx: $240-$270 million
❑

Approximately 40% complete
❑

Expected in service: 2009
Ш

Trumbull Substation
❑

Approximate total T-CapEx: $12 million
❑

Approximately 35% complete
❑

Expected in service: 2008
Ш

Shelton Substation
❑

Driven by Distribution demand
❑

Preliminary T-CapEx estimate: $13 million
❑

Expected in service: 2010
Ш

Grand Avenue Substation
❑

Operational limitations due to ring bus design, wiring and steel deterioration, no expansion capability, breaker concerns, etc.
❑

Preliminary T-CapEx estimate : $35 million
❑

Expected in service: 2012

Ш

Pequonnock Station
❑

Short circuit over-duty issues.  Solution may allow for future generation connection
❑

Preliminary T-CapEx estimate: $32 million
❑

Expected in service: 2011
Ш

Naugatuck Valley Reliability
❑

Current severe low voltage conditions at multiple substations.  Single contingency causing loss in excess of 100 MW.  Future Thermal contingency issues.
❑

Preliminary T-CapEx estimate: $32 million
❑

Expected in service: 2012
Ш

115Kv High Pressure Fluid Filled (HPFF) under ground cable upgrade
❑

Driven by demand and generation placement.  Future Thermal contingency issues.
❑

Preliminary T-CapEx estimate: $35 million
❑

Expected in service: 2014
Top 7 (Immediate) Major Projects - cont.
All three projects currently under in-depth study with ISO-NE (SWCT working group)

Transmission Assets	M/N Advanced Technologies (2)
Non-PTF	10.9%	11.4%
PTF	11.4%	N/A
PTF - RSP (1)	12.4%	12.9%

UIL

1)

ROE available for new PTF identified by ISO-NE in its Regional System Plan (RSP)
2)

Applicable to the approximately 50% of the Middletown/Norwalk project costs that meet the advanced transmission technologies approved by the FERC
FERC Authorized Transmission ROEs

17%
39%
12%
5%
27%
Capacity
Infrast. Repl.
Customer
Other Infrastructure
Support Systems

$888 million in projects (2007-2016)
Key Strategies
Ш

Proactive assessment of asset life cycle
Ш

Forecast peak future demand. Maintain capacity
        margins at substation, feeder and transformer levels
Ш

Connect customers safely, reliably, on demand
Ш

Extend engineering and construction capability
        through strategic partnerships and enhanced
        recruitment
Target Capital Expenditures
Distribution Overview / Strategy

2006	2007	2008	2009	2010	2011	2012	2013-2016	Total 2007 - 2016
Distribution	**$56**	**$76**	**$85**	**$95**	**$107**	**$110**	**$100**	**$315**	**$888**
Transmission									
Middletown/Norwalk	$25	$172	$50	$8					$230
Transmission - Other	$6	$10	$7	$18	$71	$96	$71	$363	$636
Total Transmission	**$31**	**$182**	**$57**	**$26**	**$71**	**$96**	**$71**	**$363**	**$866**
Total Capital Expenditures	**$87**	**$258**	**$142**	**$121**	**$178**	**$206**	**$171**	**$678**	**$1,754**

$1.75B Capital Expenditure Program
2007 - 2016

$1,200
$1,000
$800
$600
$400
$200
$0
$ Millions
$243
$399
$211
$223
$426
$353
$195
$452
$376
$165
$484
$387
$515
$422
$600
$473
$653
2006
2007
2008
2009
2010
2011
2012
Distribution
CTA
Transmission

Total        $754     $860     $1,000   $1,025    $1,031    $1,112    $1,175         CAGR 8%
Transmission
CAGR 27%
Distribution
CAGR 9%
Average Rate Base 2006 - 2012
Distribution, Transmission & CTA

UI to Own, Construct & Operate 345kV Singer Substation and 5.6 miles of 345kV XLPE UG Cable
3 Miles of 345kV OH
2 Miles of 345kV OH
Middletown
Scovill Rock S/S
Beseck S/S
7 Miles of 345kV OH
33 Miles of 345kV OH
East Devon S/S
Singer S/S
Norwalk S/S
8 Miles of 2 - 345kV "XLPE" UG
16 Miles of 2 - 345kV "XLPE" UG
Norwalk

Ш

Cap Ex: $240 - $270 million
Ш

In service in 2009
Ш

All underground
Ш

One of, if not, the largest 345-kV Gas
        Insulated Switchgear substation in North
        America
Ш

Rate base growth: $245 - $275 million
Ш

100% CWIP, ROE adder granted
Ш

FERC incentives approved pending requests for
        rehearing
Experience & Demonstrated Capabilities
Middletown to Norwalk Transmission Project

SINGER SUBSTATION
Largest GIS Substation in North America
345-kV UNDERGROUND CABLE
XLPE Cable
SYSTEM ENHANCEMENTS
Replace Surge Arresters and Ground Grids
Middletown to Norwalk
Project At-A-Glance

Aerial View Singer Substation, Bridgeport CT
Singer Substation

Horizontal directional drilling
Project Process

Singer Substation install of pre-cast wall panels
Installing the Duct Bank
All of the 36 chambers have been installed
Project Process

345-kV Cable
Deliveries
Commence

GIS Equipment
 Delivery

345-kV Civil
Construction
Complete

Shunt Reactor
 Deliveries

Transformer
Deliveries
July      August      September     October     November      December
Middletown to Norwalk 2007 Look-Ahead

An Act Concerning Electricity and Energy Efficiency (“2007 Energy Act”)
Ш

2007 Energy Act provides for electric distribution companies to:
❑

Submit integrated resource plan to DPUC
❑

File plans to build peaking generation on a cost of service basis
❑

Purchase existing generation assets, subject to DPUC approval
❑

Submit competitive proposals to build generation, if they choose to participate in a request for proposals process
❑

Be builder of last resort on a cost of service basis, upon DPUC determination that generation needs were not met through a competitive RFP
Ш

2007 Energy Act provides for decoupling of electric distribution revenues from sales at next rate proceeding, through rate design or sales adjustment clause; impact on return on equity also to be considered
Ш

Other provisions:
❑

Energy efficiency programs, rebates, tax credits, support for distributed generation, renewable source generation, fuel cells
❑

Authorization to contract directly with generators for standard service supply
Recent CT Legislation

Ш

Corporate Overview
Ш

Capital Expenditure Plan
Ш

Financial Plan and Earnings Guidance
Ш

Investment Considerations
Today’s Topics

Ш

Consolidated cash on hand at UIL on 3/31/07, $41 million
❑

Primarily proceeds from non-utility divestitures
❑

Used to infuse equity into UI
Ш

DPUC approved a 3-year financing plan, subject to certain conditions
❑

Issue up to $375 million of debt securities
•

Refinance maturing debt - $225 million
•

Capital expenditure and other general corporate purposes, and repay short-term debt to temporarily fund such requirements - $150 million
Ш

UIL Holdings to infuse equity in UI to maintain allowed capital structure of
     48% equity, 52% debt
Ш

No equity issuance planned to support Capital expenditure program through 2010
Financing Plan 2007 - 2009

2006		1Q '07
The United Illuminating Company	$2.12	*	$0.22
UIL Corporate Expenses	(0.15)		0.00
Subtotal	**$1.97**	*	**$0.22**
Divested Minority Ownership Interests in Continuing Operations			
Cross-Sound Cable	0.44		0.00
Bridgeport Energy	(0.01)		0.00
Subtotal	**$0.43**		**$0.00**
Total Continuing Operations	**$2.40**	*	**$0.22**
Discontinued Operations			
Xcelecom	(5.06)		0.00
Total UIL Holdings	**($2.66)**	*	**$0.22**

UIL

* Includes impact of IRS private letter ruling, $0.27 per share
Full Year 2006 & 1Q 2007 Financial Results
(EPS)

2006 Actual	1Q '07 Actual	2007 EPS	2007-2009 CAGR [1]
The United Illuminating Company	$2.12 *	$0.22	$1.85 - $2.05	
UIL Corporate	(0.15)	0.00	(0.10) - (0.05)	
Total Continuing Operations	**$1.97 ***	**$0.22**	**$1.75 - $1.95 ****	**5% - 8%**

(1) CAGR based on actual 2006 results, excluding the impact of IRS private letter ruling, $0.27 per share, and reflects earning the allowed ROEs.
*  Includes impact of IRS private letter ruling, $0.27 per share
**  Earnings expectations are not intended to be additive
2007 Earnings Guidance & Beyond
as of May 4, 2007

Ш

Corporate Overview
Ш

Capital Expenditure Plan
Ш

Financial Plan and Earnings Guidance
Ш

Investment Considerations
Today’s Topics

Investment Considerations
Ш

Completed strategic realignment
❑

Divested non-utility businesses to focus on regulated utility
•

Decreased earnings volatility
Ш

Committed to long-term growth in regulated utility
❑

Execute Capital expenditure program and grow rate base to increase earnings
❑

Earn allowed ROEs
❑

10-year Capital expenditure study complete, will update annually
❑

Investment in peaking generation possible, due to recent CT legislation
Ш

Consistent dividend policy
❑

$1.73 per share paid for more than 12 consecutive years
❑

Quarterly dividend paid for more than 100 years, consistently

Questions